United States
Securities and Exchange Commission
Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

Three Canal Plaza, Portland, ME 04101

(Address of principal executive offices) (Zip code)

Foreside Management Services, LLC, Three Canal Plaza, Portland, ME 04101

(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 247-9780 – Austin Atlantic Funds
(800) 701-9502 – AAMA Funds

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

AAMA Equity Fund

Ticker: AMFEX

AAMA Income Fund

Ticker: AMFIX

Annual Report

June 30, 2022

AAMA Funds
Letter To Shareholders (Unaudited)	June 30, 2022

Dear Fellow Shareholder,

Stock and bond markets declined over the last twelve months ended June 30, 2022, although it was a volatile path. Bond prices peaked in the summer of 2020 and declined more significantly over the last six months. Stock prices made their peak in early January 2022. Both markets started to price in higher interest rates as the Federal Reserve indicated that it was making a pivot to fighting inflation. More speculative segments of the markets peaked in November 2021. Since their peak, many cryptocurrencies, new issue equities, and special purpose acquisition companies have experienced significant loss of value with many losing 80% or more and some filing for bankruptcy. Hindsight easily defines many of these assets as “bubbles” that have now broken. A “bubble”, by definition is a speculative mania, where asset prices are much higher than the underlying fundamentals can reasonably justify. In the early stages of a bubble, few recognize the bubble for what it is. People notice that prices are going up and often think it is justified. Bubbles are usually identified in retrospect, after they have popped, and prices have crashed. All assets, including housing values, had experienced outsize gains, partially fueled by unprecedented fiscal and monetary stimulus over the period.

In our view, stock valuation as measured by the forward price-earnings (“P/E” ratio) ratio for the S&P 500 Index, is a good measure of stock prices relative to the underlying fundamentals. The decline of stock prices has brought the forward P/E ratio down from its bubble levels (19-23) to a more reasonable level of 16. We believe that the “bubble” in stock price valuations is likely behind us and valuations are in the middle of the normal range. Whether we next see a 12 P/E or a 19 P/E will depend on the strength of the economy, inflation, interest rates, and, importantly, corporate earnings (the “E” in the P/E ratio). Through June 2022, corporate earnings and forecasts for the next twelve months have been relatively resilient, yet forecasts are subject to revisions.

The Federal Reserve’s current plans seem to indicate a new-found resolve to fight inflation which should curb the growth of its balance sheet and the money supply. The economy has definitely slowed from its torrid rebound after the pandemic recession. We have often cited the large fiscal and monetary support for consumer and business spending during the pandemic. We believe that those supports are behind us, and the economy needs to stand on its own.

Inflation will be key to many valuations in the securities markets. We believe that persistent inflation will push the Federal Reserve to be more resolved in its fight, while continued economic stagnation should ease some of the inflationary

AAMA Funds
Letter To Shareholders (Unaudited) (Continued)

pressures. The Federal Reserve is walking a fine line and risks missing its targets in either direction – which may lead to continued volatility in economic reports and the securities markets.

We appreciate your use of the AAMA Funds and as always, we encourage you to work with your financial advisor to create a comprehensive investment plan that addresses both short and long-term objectives, and to implement the plan in a disciplined manner.

Sincerely,

Robert D. Baker	Philip A. Voelker
Co-Portfolio Managers

The S&P 500 Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole.

Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

AAMA Funds are distributed by Foreside Financial Services, LLC. Advanced Asset Management Advisors, Inc. is the investment adviser to the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. For additional information about the Funds, including fees, expenses, and risks, view our prospectus online at www.aamafunds.com or call 800-701-9502.

Read the prospectus carefully before you invest or send money.

Investing involves risk, including the potential loss of principal.

AAMA Equity Fund
Management Discussion of Fund Performance
June 30, 2022 (Unaudited)

The AAMA Equity Fund returned -8.59% for the year ended June 30, 2022. This may be compared to the S&P 500 Index return of -10.62%. Broader market indices fared worse over the period, as represented by the Russell 3000 index return of -13.87%. The S&P MidCap 400 index and the S&P SmallCap 600 Index returns were -14.64% and -16.81%, respectively. Finally, representing a more volatile basket of common stocks, the NASDAQ Composite Index return was -23.96%.

Most equity indices posted their high price in early January 2022 and commenced a persistent decline thru the end of June. The bear market (by most definitions) was punctuated by sharp but brief periods of price appreciation.

The decline of stock prices since January has tempered the extreme high valuations that had been persistent in the market over the prior 18 months. With more reasonable valuations, the stock market has started to discount slower economic growth and less optimistic forecasts for corporate profits. This seems reasonable as the pandemic-related fiscal and monetary stimulus measures seem to be behind us and the resolution of current inflation and rising interest rate trends are not known at this time. The portfolio held a less than market weight in the Consumer Cyclical and Financial sectors. Both allocations benefited the portfolio return. The portfolio held over-weighted positions in the Consumer Defensive, Health Care and Technology sectors. The positions in Consumer Defensive and Health Care sectors were of benefit to the portfolio and the Technology allocation had a negative impact on portfolio results.

The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Small and mid-capitalization companies may have limited product lines, markets and management groups.

The S&P 500 Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole.

The Russell 3000 Index measures the performance of the top 3,000 U.S. publicly traded companies as ranked by market capitalization.

The S&P MidCap 400 Index measures the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The NASDAQ Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the NASDAQ stock exchange.

Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Equity Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

Comparison of the Change in Value of a Hypothetical $10,000 Investment in AAMA Equity Fund versus the S&P 500® Index*

Average Annual Total Returns (for the periods ended June 30, 2022)
	1 Year	3 Years	Since Inception(c)
AAMA Equity Fund(a)(b)	-8.59%	8.10%	8.78%
S&P 500® Index*	-10.62%	10.60%	11.31%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder could pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2021 prospectus was 1.17%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The S&P 500® Index is an unmanaged index generally representative of the U.S. Stock Market as a whole. Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and S&P 500® Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Equity Fund Schedule of Portfolio Investments June 30, 2022
COMMON STOCKS — 60.8%	Shares	Fair Value
AEROSPACE & DEFENSE — 1.2%
Raytheon Technologies Corporation	46,696	$4,487,953

BANKING — 1.1%
JPMorgan Chase & Company	37,400	4,211,614

BEVERAGES — 1.2%
PepsiCo, Inc.	26,400	4,399,824

BIOTECH & PHARMA — 7.0%
Amgen, Inc.	15,000	3,649,500
Bristol-Myers Squibb Company	94,000	7,238,000
Johnson & Johnson	48,000	8,520,480
Pfizer, Inc.	141,500	7,418,845
		26,826,825
CONTAINERS & PACKAGING — 0.7%
Ball Corporation	37,000	2,544,490

DIVERSIFIED INDUSTRIALS — 1.6%
Emerson Electric Company	78,400	6,235,936

E-COMMERCE DISCRETIONARY — 1.5%
Amazon.com, Inc. (a)	54,000	5,735,340

ELECTRIC UTILITIES — 0.9%
Constellation Energy Corporation	10,000	572,600
Exelon Corporation	30,000	1,359,600
Public Service Enterprise Group, Inc.	25,000	1,582,000
		3,514,200
ENGINEERING & CONSTRUCTION — 0.5%
Quanta Services, Inc.	16,100	2,017,974

FOOD — 0.9%
Conagra Brands, Inc.	106,000	3,629,440

HEALTH CARE FACILITIES & SERVICES — 2.6%
UnitedHealth Group, Inc.	19,400	9,964,422

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 60.8% (Continued)	Shares	Fair Value
HOUSEHOLD PRODUCTS — 1.1%
Procter & Gamble Company (The)	29,400	$4,227,426

INDUSTRIAL SUPPORT SERVICES — 1.6%
Fastenal Company	30,000	1,497,600
Grainger (W.W.), Inc.	10,100	4,589,743
		6,087,343
INTERNET MEDIA & SERVICES — 1.9%
Alphabet, Inc. - Class A (a)	3,400	7,409,484

LEISURE FACILITIES & SERVICES — 1.4%
Starbucks Corporation	70,000	5,347,300

MEDICAL EQUIPMENT & DEVICES — 1.4%
Medtronic plc	59,100	5,304,225

METALS & MINING — 1.9%
Freeport-McMoRan, Inc.	250,000	7,315,000

OIL & GAS PRODUCERS — 3.8%
Chevron Corporation	46,500	6,732,270
Exxon Mobil Corporation	92,000	7,878,880
		14,611,150
RETAIL - CONSUMER STAPLES — 2.4%
Kroger Company (The)	102,500	4,851,325
Walmart, Inc.	36,600	4,449,828
		9,301,153
RETAIL - DISCRETIONARY — 1.2%
Home Depot, Inc. (The)	17,000	4,662,590

SEMICONDUCTORS — 6.8%
Applied Materials, Inc.	93,800	8,533,924
Intel Corporation	168,300	6,296,103
QUALCOMM, Inc.	50,900	6,501,966
Texas Instruments, Inc.	31,700	4,870,705
		26,202,698

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 60.8% (Continued)	Shares	Fair Value
SOFTWARE — 3.4%
Adobe, Inc. (a)	13,200	$4,831,992
Microsoft Corporation	32,500	8,346,975
		13,178,967
TECHNOLOGY HARDWARE — 4.2%
Apple, Inc.	47,200	6,453,184
Cisco Systems, Inc.	131,600	5,611,424
Corning, Inc.	134,800	4,247,548
		16,312,156
TECHNOLOGY SERVICES — 2.8%
Mastercard, Inc. - Class A	11,100	3,501,828
Visa, Inc. - Class A	37,400	7,363,686
		10,865,514
TELECOMMUNICATIONS — 4.8%
T-Mobile US, Inc. (a)	73,815	9,931,070
Verizon Communications, Inc.	168,100	8,531,075
		18,462,145
TRANSPORTATION & LOGISTICS — 2.9%
Norfolk Southern Corporation	14,200	3,227,518
Union Pacific Corporation	19,800	4,222,944
United Parcel Service, Inc. - Class B	20,000	3,650,800
		11,101,262

TOTAL COMMON STOCKS (Cost $153,912,502)		$233,956,431

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
EXCHANGE-TRADED FUNDS — 28.4%	Shares	Fair Value
iShares Core S&P 500 ETF	69,200	$26,237,180
iShares Core S&P U.S. Growth ETF	239,600	20,054,520
Schwab U.S. Large-Cap ETF	563,400	25,161,444
Vanguard Growth ETF	36,000	8,024,040
Vanguard S&P 500 ETF	85,600	29,692,928
Total Exchange-Traded Funds (Cost $68,203,682)		109,170,112

U.S. TREASURY OBLIGATIONS — 6.5%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY BILLS — 6.5%
U.S. Treasury Bills (Cost $24,967,915)	0.855%(b)	08/25/22	$25,000,000	$24,945,191

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
MONEY MARKET FUNDS — 4.3%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 0.83% (c) (Cost $16,417,221)	16,417,221	$16,417,221

TOTAL INVESTMENTS (Cost $263,501,320) — 100.0%		$384,488,955

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (d)		(53,728)

NET ASSETS — 100.0%		$384,435,227

(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase.
(c)	The rate shown is the 7-day effective yield as of June 30, 2022.
(d)	Percentage rounds to less than 0.1%.
plc - Public Liability Company

Security Allocation (Percentage of Net Assets)
Common Stocks	60.8%
Exchange-Traded Funds	28.4%
U.S. Treasury Obligations	6.5%
Cash Equivalents*	4.3%
Total	100.0%

*	Includes Liabilities in Excess of Other Assets
See accompanying notes to financial statements.

AAMA Income Fund
Management Discussion of Fund Performance
June 30, 2022 (Unaudited)

The AAMA Income Fund returned -5.57% for the year ended June 30, 2022. This may be compared to the Bloomberg U.S. Aggregate Bond Index return of -10.29%. Long maturity sectors of the bond market fared worse with the Bloomberg U.S. Long Treasury Index return of -18.45%. Shorter maturity sectors of the market experienced smaller losses as evidenced by the Bloomberg 1-5 Year U.S. Government/Credit Index return of -5.20%.

The Federal Reserve was late to react and is now firmly in fighting inflation mode The Federal Reserve implemented three increases in the targeted overnight Federal Funds rate since March and projects more increases through the balance of the calendar year. Reducing the approximate $9 trillion balance sheet is also under way, which will likely pressure bond values across all maturities, on the margin. The bond market had started pricing in higher interest rates starting nearly one year ago, as investors became increasingly convinced that inflation was more persistent than transitory.

The AAMA Income Fund has been positioned in relatively short-term maturities of high quality issues over the last 12 months, which has helped insulate the Fund from the volatility of longer maturity issues and affords the opportunity to acquire higher yielding bonds should rates continue to increase.

When the Fund invests in fixed income securities including corporate bonds, the value of the Fund will fluctuate with changes in interest rates. When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value.

The Bloomberg U.S. Aggregate Index covers taxable corporate bonds, Treasury bonds, asset-backed securities and municipal bonds.

The Bloomberg U.S. Long Treasury Index consists of U.S. dollar-denominated, fixed rate nominal debt issued by the U.S. Treasury with maturities of 10 years or more.

The Bloomberg 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years.

Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Income Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

Comparison of the Change in Value of a Hypothetical $10,000 Investment in AAMA Income Fund versus the Bloomberg 1-5 Year U.S. Government/Credit Index*

Average Annual Total Returns (for the periods ended June 30, 2022)
	1 Year	3 Years	Since Inception(c)
AAMA Income Fund(a)(b)	-5.57%	-1.13%	-0.17%
Bloomberg 1-5 Year U.S. Government/Credit Index*	-5.20%	0.12%	1.08%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder could pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2021 prospectus was 0.93%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The Bloomberg 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and Bloomberg 1-5 Year U.S. Government/Credit Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Income Fund Schedule of Portfolio Investments June 30, 2022
EXCHANGE-TRADED FUNDS — 15.6%	Shares	Fair Value
Vanguard Mortgage-Backed Securities ETF	283,000	$13,530,230
Vanguard Short-Term Treasury ETF	166,000	9,770,760
TOTAL EXCHANGE-TRADED FUNDS (Cost $25,605,664)		$23,300,990

MUNICIPAL BONDS — 0.8%	Coupon	Maturity	Principal Amount	Fair Value
City of Powell, Ohio, Various Purpose Ltd., GO Bond, Series 2021, (Cost $1,376,849)	2.000%	12/01/26	$1,320,000	$1,240,618

U.S. GOVERNMENT AGENCIES — 31.3%	Coupon	Maturity	Principal Amount	Fair Value
FEDERAL FARM CREDIT BANK — 3.2%
Federal Farm Credit Bank	1.750%	02/25/25	$5,000,000	$4,854,569

FEDERAL HOME LOAN BANK — 14.0%
Federal Home Loan Bank	2.375%	09/08/23	6,575,000	6,534,595
Federal Home Loan Bank	2.750%	12/13/24	5,000,000	4,964,500
Federal Home Loan Bank	1.750%	09/12/25	5,000,000	4,803,064
Federal Home Loan Bank	1.650%	11/24/28	5,000,000	4,602,877
				20,905,036
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 14.1%
Federal National Mortgage Association	0.625%	04/22/25	5,000,000	4,675,518
Federal National Mortgage Association	2.125%	04/24/26	11,454,000	11,061,140
Federal National Mortgage Association	0.750%	10/08/27	5,957,000	5,269,518
				21,006,176
TOTAL U.S. GOVERNMENT AGENCIES (Cost $49,299,403)				$46,765,781

See accompanying notes to financial statements.

AAMA Income Fund Schedule of Portfolio Investments (Continued)
U.S. TREASURY OBLIGATIONS — 50.5%	Coupon	Maturity	Principal Amount	Fair Value
U.S. Treasury Notes	1.875%	07/31/22	$2,000,000	$2,001,197
U.S. Treasury Notes	1.750%	09/30/22	5,000,000	4,999,209
U.S. Treasury Notes	2.000%	11/30/22	10,000,000	9,984,375
U.S. Treasury Notes	1.750%	01/31/23	5,000,000	4,975,977
U.S. Treasury Notes	1.750%	05/15/23	10,000,000	9,902,344
U.S. Treasury Notes	2.750%	11/15/23	10,000,000	9,969,922
U.S. Treasury Notes	2.125%	02/29/24	5,000,000	4,932,031
U.S. Treasury Notes	2.500%	05/15/24	6,000,000	5,946,094
U.S. Treasury Notes	1.875%	08/31/24	5,000,000	4,882,226
U.S. Treasury Notes	0.500%	04/30/27	10,000,000	8,850,781
U.S. Treasury Notes	1.125%	02/29/28	10,000,000	8,991,406
TOTAL U.S. TREASURY OBLIGATIONS (Cost $77,974,486)				$75,435,562

MONEY MARKET FUNDS — 1.5%	Shares	Fair Value
First American U.S. Treasury Money Market Fund — Class Z, 0.83% (a) (Cost $2,310,209)	2,310,209	$2,310,209

TOTAL INVESTMENTS (Cost $156,566,611) — 99.7%		$149,053,160

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		413,033

NET ASSETS — 100.0%		$149,466,193

(a)	The rate shown is the 7-day effective yield as of June 30, 2022.

Security Allocation (Percentage of Net Assets)
U.S. Treasury Obligations	50.5%
U.S. Government Agencies	31.3%
Exchange-Traded Funds	15.6%
Municipal Bonds	0.8%
Cash Equivalents*	1.8%
Total	100.0%

*	Includes Other Assets in Excess of Liabilities
See accompanying notes to financial statements.

AAMA Funds Statements of Assets and Liabilities June 30, 2022
	AAMA Equity Fund	AAMA Income Fund
ASSETS
Investments in securities:
At cost	$263,501,320	$156,566,611
At value	$384,488,955	$149,053,160
Receivable for capital shares sold	377,305	141,227
Dividends and interest receivable	223,307	466,590
TOTAL ASSETS	385,089,567	149,660,977

LIABILITIES
Payable for capital shares redeemed	282,762	94,668
Payable to Adviser	324,310	82,289
Unitary fees payable	47,268	17,827
TOTAL LIABILITIES	654,340	194,784

NET ASSETS	$384,435,227	$149,466,193

Net assets consist of:
Paid-in capital	$247,481,289	$157,854,619
Distributable earnings (accumulated deficit)	136,953,938	(8,388,426)
Net assets	$384,435,227	$149,466,193

Shares of beneficial interest outstanding (unlimited number of shares authorized)	25,925,145	6,315,724

Net asset value, offering price and redemption price per share	$14.83	$23.67

See accompanying notes to financial statements.

AAMA Funds Statements of Operations For the Year Ended June 30, 2022
	AAMA Equity Fund	AAMA Income Fund
INVESTMENT INCOME
Dividends	$6,484,234	$263,814
Interest	65,594	1,816,457
TOTAL INVESTMENT INCOME	6,549,828	2,080,271

EXPENSES
Investment advisory fees	4,385,199	1,127,752
Unitary fees	656,576	225,368
TOTAL EXPENSES	5,041,775	1,353,120
Less fees voluntarily waived by the Adviser	—	(105,639)
Less fee waivers by the administrator	(3,723)	(1,277)
NET EXPENSES	5,038,052	1,246,204

NET INVESTMENT INCOME	1,511,776	834,067

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	18,944,137	(679,203)
Long-term capital gain distributions from regulated investment companies	—	41,060
Net change in unrealized appreciation (depreciation) on investments	(56,265,166)	(8,979,985)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(37,321,029)	(9,618,128)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(35,809,253)	$(8,784,061)

See accompanying notes to financial statements.

AAMA Equity Fund Statements of Changes in Net Assets
	Year Ended June 30, 2022	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income	$1,511,776	$1,310,789
Net realized gains on investment transactions	18,944,137	4,646,299
Net change in unrealized appreciation (depreciation) on investments	(56,265,166)	108,628,917
Net increase (decrease) in net assets resulting from operations	(35,809,253)	114,586,005

DISTRIBUTIONS TO SHAREHOLDERS	(1,018,613)	(1,729,607)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	85,712,305	93,968,609
Net asset value of shares issued in reinvestment of distributions to shareholders	1,017,426	1,728,044
Payments for shares redeemed	(98,903,793)	(134,108,435)
Net decrease in net assets from capital share transactions	(12,174,062)	(38,411,782)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,001,928)	74,444,616

NET ASSETS
Beginning of year	433,437,155	358,992,539
End of year	$384,435,227	$433,437,155

CAPITAL SHARE ACTIVITY
Shares sold	5,164,752	6,590,423
Shares reinvested	57,579	120,337
Shares redeemed	(5,957,049)	(9,433,573)
Net decrease in shares outstanding	(734,718)	(2,722,813)
Shares outstanding, beginning of year	26,659,863	29,382,676
Shares outstanding, end of year	25,925,145	26,659,863

See accompanying notes to financial statements.

AAMA Income Fund Statements of Changes in Net Assets
	Year Ended June 30, 2022	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income	$834,067	$1,031,015
Net realized losses on investment transactions	(679,203)	(28,529)
Long-term capital gain distributions from regulated investment companies	41,060	34,474
Net change in unrealized appreciation (depreciation) on investments	(8,979,985)	(2,226,554)
Net decrease in net assets resulting from operations	(8,784,061)	(1,189,594)

DISTRIBUTIONS TO SHAREHOLDERS	(918,481)	(945,606)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	37,976,462	38,513,800
Net asset value of shares issued in reinvestment of distributions to shareholders	917,090	944,523
Payments for shares redeemed	(27,845,079)	(42,771,162)
Net increase (decrease) in net assets from capital share transactions	11,048,473	(3,312,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,345,931	(5,448,039)

NET ASSETS
Beginning of year	148,120,262	153,568,301
End of year	$149,466,193	$148,120,262

CAPITAL SHARE ACTIVITY
Shares sold	1,538,157	1,514,102
Shares reinvested	37,369	37,177
Shares redeemed	(1,132,496)	(1,683,003)
Net increase (decrease) in shares outstanding	443,030	(131,724)
Shares outstanding, beginning of year	5,872,694	6,004,418
Shares outstanding, end of year	6,315,724	5,872,694

See accompanying notes to financial statements.

AAMA Equity Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019		Year Ended June 30, 2018 (a)
Net asset value at beginning of year	$16.26		$12.22		$11.91	$11.24		$10.00

Income (loss) from investment operations:
Net investment income (b)	0.06		0.05		0.08	0.10		0.08
Net realized and unrealized gains (losses) on investments	(1.45)		4.05		0.33	0.66		1.20
Total from investment operations	(1.39)		4.10		0.41	0.76		1.28

Less distributions from:
Net investment income	(0.04)		(0.06)		(0.10)	(0.09)		(0.04)

Net asset value at end of year	$14.83		$16.26		$12.22	$11.91		$11.24

Total return (c)	(8.59%)		33.64%		3.41%	6.85%		12.85	%(d)

Net assets at end of year (000’s)	$384,435		$433,437		$358,993	$335,611		$308,028

Ratio of total expenses to average net assets (e)	1.15%		1.16%		1.18%	1.18%		1.19	%(f)

Ratio of net expenses to average net assets (e)	1.15	%(g)(h)	1.16%		1.18%	0.99	%(g)	0.90	%(f)(g)

Ratio of net investment income to average net assets (b)(e)	0.34	%(g)(h)	0.33%		0.67%	0.90	%(g)	0.78	%(f)(g)

Portfolio turnover rate	5%		0	%(i)	22%	20%		5	%(d)

(a)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not reduced fees for the years ended June 30, 2022, 2019 and 2018.

(d)	Not annualized.
(e)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after fee reductions.
(h)	The impact of the voluntary fee waiver by the administrator for the year ended June 30, 2022, was less than 0.005%.
(i)	Percentage rounds to less than 1%.
See accompanying notes to financial statements.

AAMA Income Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2020		Year Ended June 30, 2019		Year Ended June 30, 2018 (a)
Net asset value at beginning of year	$25.22		$25.58		$25.06		$24.66		$25.00

Income (loss) from investment operations:
Net investment income	0.14	(b)	0.17	(b)	0.27	(b)	0.33		0.26
Net realized and unrealized gains (losses) on investments	(1.54)		(0.37)		0.52		0.40		(0.35)
Total from investment operations	(1.40)		(0.20)		0.79		0.73		(0.09)

Less distributions from:
Net investment income	(0.15)		(0.16)		(0.27)		(0.33)		(0.25)

Net asset value at end of year	$23.67		$25.22		$25.58		$25.06		$24.66

Total return (c)	(5.57%)		(0.80%)		3.17%		2.97%		(0.34	%)(d)

Net assets at end of year (000’s)	$149,466		$148,120		$153,568		$143,828		$143,050

Ratio of total expenses to average net assets	0.90	%(e)	0.91	%(e)	0.93	%(e)	0.93%		0.94	%(f)

Ratio of net expenses to average net assets (g)	0.83	%(e)(h)	0.83	%(e)(h)	0.83	%(e)(h)	0.71	%(h)	0.63	%(f)

Ratio of net investment income to average net assets (g)	0.55	%(b)(e)	0.67	%(b)(e)	1.06	%(b)(e)	1.32%		1.05	%(f)

Portfolio turnover rate	39%		37%		33%		20%		6	%(d)

(a)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not reduced fees.

(d)	Not annualized.
(e)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after fee reductions.
(h)	The impact of the voluntary fee waiver by the Adviser and/or administrator for the years ended June 30, 2022, 2021, 2020, and 2019 was 0.07%, 0.08%, 0.10% and 0.02%, respectively.
See accompanying notes to financial statements.

AAMA Funds
Notes to Financial Statements
June 30, 2022

1. Organization

AAMA Equity Fund and AAMA Income Fund (individually, a “Fund,” and, collectively, the “Funds” or “AAMA Funds”) are each a separate series of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018. Other series of the Trust are not included in this report. The inception date of the Funds was June 30, 2017. The Funds commenced operations on July 3, 2017, when they began to execute their investment objectives, which included purchasing investments.

AAMA Equity Fund’s investment objective is long-term capital appreciation.

AAMA Income Fund’s investment objective is current income with a secondary objective of preservation of capital.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

AAMA Funds
Notes to Financial Statements (Continued)

Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Listed securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the closing prices on the primary exchange where the securities are normally traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments in other investment companies, except ETFs, are valued at their reported net asset value (“NAV”). In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are typically valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees (the “Board”) that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost if it is determined that amortized cost approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price has become stale, or an event occurs that materially affects the furnished price) are valued by the Pricing Committee. In these cases, the Pricing Committee determines in good faith, subject to procedures adopted by the Board, the fair value of such securities (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: type of security, nature and duration of any restrictions on disposition of the security, forces that influence the market in which the security is purchased or sold, existence of merger proposals or tender offers, expectation of additional news about the company and volume and depth of public trading in similar securities of the issuer or similar companies. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities will be classified as Level 2 or Level 3 in the fair value hierarchy. In December 2021, the U.S. Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which provides a new framework for fund valuation. The Board has approved procedures consistent with the new Rule, which will become effective September 8, 2022.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair

AAMA Funds
Notes to Financial Statements (Continued)

value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2022, by security type:

AAMA Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$233,956,431	$—	$—	$233,956,431
Exchange-Traded Funds	109,170,112	—	—	109,170,112
U.S. Treasury Obligations	—	24,945,191	—	24,945,191
Money Market Funds	16,417,221	—	—	16,417,221
Total	$359,543,764	$24,945,191	$—	$384,488,955

AAMA Income Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$23,300,990	$—	$—	$23,300,990
Municipal Bonds	—	1,240,618	—	1,240,618
U.S. Government Agencies	—	46,765,781	—	46,765,781
U.S. Treasury Obligations	—	75,435,562	—	75,435,562
Money Market Funds	2,310.209	—	—	2,310,209
Total	$25,611,199	$123,441,961	$—	$149,053,160

Refer to each Fund’s Schedule of Portfolio Investments for a listing of the securities by security type and industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2022.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

AAMA Funds
Notes to Financial Statements (Continued)

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the AAMA Equity Fund. Dividends arising from net investment income are declared and paid monthly to shareholders of the AAMA Income Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains.

Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the year ended June 30, 2022 was ordinary income in the amounts of $1,018,613 paid to the shareholders of AAMA Equity Fund and $918,481 paid to the shareholders of AAMA Income Fund. The tax character of distributions paid by each Fund during the year ended June 30, 2021 was ordinary income in the amounts of $1,729,607 paid to the shareholders of AAMA Equity Fund and $945,606 paid to the shareholders of AAMA Income Fund.

Investment transactions — Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

AAMA Funds
Notes to Financial Statements (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings as of June 30, 2022 was as follows:

	AAMA Equity Fund	AAMA Income Fund
Tax cost of portfolio investments	$263,501,320	$156,566,611
Gross unrealized appreciation	$124,909,461	$1,188
Gross unrealized depreciation	(3,921,826)	(7,514,639)
Net unrealized appreciation	120,987,635	(7,513,451)
Undistributed ordinary income	994,580	995
Undistributed long-term capital gains	14,971,723	—
Accumulated capital and other losses	—	(875,970)
Distributable earnings (accumulated deficit)	$136,953,938	$(8,388,426)

During the year ended June 30, 2022, AAMA Equity Fund utilized short-term capital loss carryforwards of $3,972,414 to offset current year gains.

As of June 30, 2022, AAMA Income Fund had short-term capital loss carryforwards of $621,176 and long-term capital loss carryforwards of $254,794 for income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2022, the Funds did not incur any interest or penalties.

AAMA Funds
Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the year ended June 30, 2022:

Non-U.S. Government	AAMA Equity Fund	AAMA Income Fund
Purchase of investment securities	$18,364,265	$—
Proceeds from sales of investment securities	$38,333,125	$18,268,656

U.S. Government (long-term)	AAMA Equity Fund	AAMA Income Fund
Purchase of U.S. government securities	$—	$64,389,932
Proceeds from sales and maturities of U.S. government securities	$—	$39,635,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Advanced Asset Management Advisors, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. AAMA Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. AAMA Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

During the year ended June 30, 2022, the Adviser voluntarily waived its advisory fees in the amount of $105,639 for AAMA Income Fund. These voluntary waivers are not eligible for recovery by the Adviser in future periods.

During the year ended June 30, 2022, there were no expense cap limitations in place for the Funds.

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC (“Foreside”) serves as the Trust’s business manager and administrator. Pursuant to the terms of a Management and Administration Agreement (the “Agreement”) between the Trust, on behalf of the Funds, and Foreside, Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust,

AAMA Funds
Notes to Financial Statements (Continued)

including but not limited to, President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust’s compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial reports and filing them with the U.S. Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside paid all operating expenses of the Trust and the Funds not specifically assumed by the Trust, unless the Trust or the Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial Funds are (excluding fees and expenses payable to Foreside) and accounting and their pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders; fees and expenses of Trustees of the Trust who are not interested persons of the Trust, as defined by the 1940 Act (“Independent Trustees”); and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside acted as an agent on behalf of the Trust. Foreside Financial Services, LLC serves as the Funds’ principal underwriter and is an affiliate of Foreside. For the services under the Agreement and expenses assumed by Foreside, the Trust, on behalf of the Funds, paid Foreside an annual fee equal to 0.20% of the average daily net assets of the Funds up to $250,000,000, 0.135% of the average daily net assets of the Funds between $250,000,000 and $500,000,000 and 0.05% of the average daily net assets of the Funds greater than $500,000,000; subject, however, to a minimum fee of $777,000. Such expenses are disclosed on the Statements of Operations as “Unitary fees.” During the year ended June 30, 2022, Foreside voluntarily waived fees in the amount of $3,723 and $1,277 with respect to AAMA Equity Fund and AAMA Income Fund, respectively. The voluntarily waived fees are not subject to recovery by the administrator.

AAMA Funds
Notes to Financial Statements (Continued)

Effective as of July 1, 2022, Asset Management Fund, on behalf of the Funds, and Foreside Management Services, LLC amended the Agreement to change from a unitary fee structure to a non-unitary fee structure. Under the amended Agreement, the Funds are responsible for the payment of their expenses, unless specifically assumed by Foreside or the Adviser, and pays Foreside an annual fee for services under the Agreement equal to $210,000 plus 0.02% of the average daily net assets, subject, however, to a minimum fee of $300,000.

OTHER SERVICE PROVIDER

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the transfer agent, fund accountant and financial administrator for the Funds. The transfer agent services provided by Ultimus to the Funds include, but are not limited to (i) processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records. The administrative and fund accounting services provided by Ultimus to the Funds include (i) computing each Fund’s NAV for purposes of the sale and redemption of its shares; (ii) computing the dividends payable by each Fund; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger and other accounting records for the Funds.

PRINCIPAL HOLDERS OF FUND SHARES

As of June 30, 2022, the following account holders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
AAMA Equity Fund
TD Ameritrade, Inc. (for the benefit of its clients)	75%
AAMA Income Fund
TD Ameritrade, Inc. (for the benefit of its clients)	78%

A beneficial owner of 25% or more of each Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Investments in Other Investment Companies

The Funds may invest a significant portion of their assets in shares of one or more investment companies, including ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities and/or cash. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their fair value. There are certain risks associated with investments in ETFs. Disruptions to the creations and redemptions process through which authorized

AAMA Funds
Notes to Financial Statements (Continued)

participants directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) NAV, which may result in the Funds paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. An ETF’s shares could also trade at a premium or discount to NAV when an ETF’s underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF’s underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF’s shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Fund’s holdings may not be able to be liquidated at the most optimal time, adversely affecting performance. There can be no assurance that an ETF’s investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities in the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. As of June 30, 2022, AAMA Equity Fund and AAMA Income Fund had 28.4% and 15.6%, respectively, of the fair value of their net assets invested in ETFs.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

AAMA Funds
Notes to Financial Statements (Continued)

7. Trustee Compensation

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $119,250 in fees during the year ended June 30, 2022, for the entire Trust, which include other funds not managed by Advanced Asset Management Advisors, Inc. Foreside paid Trustee compensation in the amount of $59,625 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

8. Other Recent Developments

The recent spread of an infectious respiratory illness caused by a novel strain of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate

AAMA Funds
Notes to Financial Statements (Continued)

cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than those disclosed within Note 4 in the notes to financial statements.

AAMA Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of AAMA Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AAMA Equity Fund and AAMA Income Fund (the “AAMA Funds” or the “Funds”), each a series of the Asset Management Fund, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

AAMA Funds
Report of Independent Registered Public Accounting Firm (Continued)

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 29, 2022

AAMA Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2022 through June 30, 2022).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AAMA Funds
About Your Funds’ Expenses (Unaudited)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectuses.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Net Expense Ratio(a)	Expenses Paid During Period(b)
AAMA Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 840.20	1.15%	$ 5.25
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76

AAMA Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 952.40	0.83%	$ 4.02
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.68	0.83%	$ 4.16

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AAMA Funds
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-800-701-9502. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.aamafunds.com.

AAMA Funds
Federal Tax Information (Unaudited)

Qualified Dividend Income – For the fiscal year ended June 30, 2022, AAMA Equity Fund and AAMA Income Fund have designated 100.00% and 0.00%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2022, 100.00% and 0.00%, of ordinary income dividends paid by AAMA Equity Fund and AAMA Income Fund, respectively, qualify for the corporate dividends received deduction.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited)

Listed below is basic information regarding the Trustee and executive officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-701-9502.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
Carla S. Carstens Year of Birth: 1951	Chairperson of the Board since 2022. Trustee since 2015. Indefinite Term of Office	Trustee, Vice Chair and Chair of the Governance Committee of Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; a National Association of Corporate Directors Governance Fellow.	4
David J. Gruber Year of Birth: 1963	Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds (7 Funds), Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, Audit Committee Chair, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited) (Continued)

The following table provides information regarding each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Director, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2013 to present.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, 2011 to 2015.	N/A

[1]	The mailing address of each Officer is Three Canal Plaza, Suite 100, Portland, Maine 04101.

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAMA Equity Fund and the AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (the “Adviser”), at a meeting held on May 16, 2022 (the “Meeting”). The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); performance information for the Funds; the advisory fees for the Funds as compared to fees charged by investment advisers to comparable funds; the expense ratio of each Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser; and the Adviser’s compliance program.

In considering the renewal of the Advisory Agreement for each Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment advisory fees. In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund (Continued)

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Funds, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team. The Board reviewed each Fund’s investment performance for the one-year and three-year periods ended December 31, 2021 (noting that each Fund commenced operations on July 3, 2017) and compared this information to the performance of the peer universe of funds in the same Morningstar category (Large Blend for the AAMA Equity Fund and Intermediate Core-Plus Bond for the AAMA Income Fund) and to the performance of each Fund’s respective benchmark index (S&P 500 Index for the AAMA Equity Fund and Bloomberg 1-5 Year U.S. Government/Credit Index for the AAMA Income Fund). With respect to the AAMA Equity Fund, the Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year and three-year periods ended December 31, 2021 and that the Fund underperformed its benchmark over the same periods. The Board discussed with the Adviser the reasons for the AAMA Equity Fund’s underperformance relative to its Morningstar category, noting that the Fund has the ability to invest in large, mid and small cap companies and AAMA’s belief that a more appropriate performance comparison was to a blended category consisting of 60% Large Blend, 20% Mid-cap Growth and 20% Small-cap Growth and that the Fund returned 22.58% relative to the blended category’s 19.88% over the one-year period ended December 31, 2021. With respect to the AAMA Income Fund, the Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year and three-year periods ended December 31, 2021 and that the Fund underperformed its benchmark over the same periods. The Board discussed with the Adviser the reasons for the AAMA Income Fund’s recent relative underperformance, noting that AAMA believed that the Morningstar Short Government Category better reflected the AAMA Income Fund’s composition and that the Fund ranked in the 35th percentile relative to that category over the one-year period ended December 31, 2021. The Adviser also provided additional comparative performance information for each Fund to other representative Morningstar categories and other relevant broad-based indexes which was reviewed by the Board.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund (Continued)

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fees and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory fees and total net expense ratio to the investment advisory fees and total net expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The information provided to the Board showed that each Fund’s investment advisory fees were above the average of its applicable peer group. The Board noted the Adviser’s intention to continue the current voluntary fee waiver for the AAMA Income Fund. Although above the average of its applicable peer group, the Board concluded that, based on the totality of information provided, the investment advisory fees for each Fund were within a reasonable range. The information provided to the Board showed that each Fund’s total net expense ratio was above the average of its applicable peer group. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

Investment Advisor
Advanced Asset Management Advisors, Inc.
4995 Bradenton Avenue, Suite 210
Dublin, Ohio 43017

Business Manager and Administrator
Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, MK-WI-S302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

ANNUAL REPORT
June 30, 2022

2022 SHAREHOLDER LETTER

The Ultrashort Financing Fund and the AMF Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”), a (“AAF” and each series, a “Fund”) family of no load mutual funds, is pleased to present to shareholders the 2022 Annual Report for the Funds advised by Austin Atlantic Asset Management Company (“Austin Atlantic”). All market returns shown in this letter are for the July 1, 2021 – June 30, 2022 time period.

In our comments last year, we raised the specter of inflation as a potential problem for the markets. We did not dwell on that risk, perhaps because it had been decades since inflation was a significant concern for the financial markets. In fact, the last time the core Consumer Price Index was consistently above 4% was the 1970’s and 1980’s; it has been running above that level since the middle of 2021. Inflation is on the verge of imbedding itself into a classic wage-price spiral both in the U.S. and the global economy.

We’re at a crucial point in the process of nipping inflation in the bud. The Federal Reserve (Fed) is talking tough, and we believe they will follow through with decisive action. The voting members of the Fed are generally prudent and firmly on board with controlling inflation. We don’t think they will stop until nominal rates are higher than recent and near-term expected inflation trends. In other words, we believe that it will take positive real rates to slow inflationary trends; we expect the Federal Funds rate to peak around 4-4.5%, which is higher than market expectations, assuming that inflation moderates in the second half of this year, as most forecasters expect.

In our view, higher rates don’t necessarily mean that the consumer will crack or unemployment will surge, or that corporate default rates will rise sharply. Consumer debt service costs are relatively low: consumer debt service is about 14% of disposable income, versus 17% before the 2008 recession, and much of that debt is termed out with mortgages. Corporation debt service levels are also relatively low.

The risks are really at the Fed and the U.S. government. The quantitative easing programs of 2008-2012 and 2020-2022 resulted in the Fed’s balance sheet increasing from 6% of U.S. GDP to 37% of GDP. Essentially, the Fed had “federalized” much of the imbedded weakness of lower quality consumers, corporations, and municipalities. By artificially lowering interest rates, the Fed provided a multi-year opportunity for a massive refinancing of these sectors. Not only were financing rates lowered, but debt was termed out; for example, adjustable-rate mortgages were approximately 30% of the mortgage market in 2006; today they make up less than 10% of all mortgages outstanding.

While the Fed is now allowing that balance sheet to run off, through bond maturities and payoffs, it will take years for the balance sheet to shrink. In the meantime, the requirement to increase interest rates to fight inflation is immediate and will place the Fed in the position of earning less on its bond portfolio than what it’s paying to finance those positions. Based on our expectation of the peak Federal Funds rate, the Fed’s portfolio will yield less than their cost of funding it, thereby generating losses. The Fed will need to cover this deficit with the U.S. Treasury Department. At the same time, the large accumulated U.S. debt will face higher interest rates and may keep the U.S. budget deficit above optimal levels (although inflation could also swell the federal government’s revenues). These dual issues – the Federal Reserve and the federal government budget deficits - will be the political hot potato of 2023-24.

While 2022 has been a tough year for the global equity markets so far, we’re sticking to last year’s view that forward equity returns will be positive (5-10% per annum over the next ten years) but below returns for the period of 2011-2021. We’ll achieve the higher-end of that target if inflation is immediately brought under control, and will struggle with the lower-end if this drags on.

Sean Kelleher
President
Austin Atlantic Asset Management Company

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

1

AAAMCO ULTRASHORT FINANCING FUND PERFORMANCE REVIEW

June 30, 2022

For the twelve months ended June 30, 2022, the AAAMCO Ultrashort Financing Fund Class Y Shares outperformed its benchmark index. The Class I Shares of the Fund returned 0.40% and the Class Y Shares earned 0.45% while the U.S. Secured Overnight Funding Rate Index (which calculates the average rate earned from overnight investments in repurchase agreements collateralized with U.S. Treasuries) returned 0.23%.

Due to the Federal Reserve’s (Fed) 2020-2022 quantitative easing program, there hasn’t been much yield to be had in high quality, short term U.S. bond investments. The yields available from all short term investments, whether they be money market funds, bank Certificates of Deposit, or other cash-like investments are highly correlated to Fed‘s monetary policy. The assets of the AAAMCO Ultrashort Financing Fund are repurchase agreements (“repos”) collateralized by government and government agency securities, and are priced off of interest rates controlled by the Fed’s monetary policy. So while recent yields have been low, the level of yield is a function of government policy. As the Fed raises interest rates to combat inflation, we expect that the Fund’s yield will increase in sync

More importantly, shareholders should ask whether or not the Fund provides an attractive risk-adjusted return as a cash-alternative investment. Using the Morningstar Ultrashort bond fund category as the relevant comparable universe of bond funds, the AAAMCO Ultrashort Financing Fund ranked in the top 2%, 19%, and 26% of all ultrashort bond funds for the respective one-year, three-year, and five-year time periods. However, because the Fund has historically experienced lower net asset value per share volatility than the funds in it’s Morningstar fund category, our risk-adjusted returns have consistently been in the top 5% of all funds.

At the end of June 2022, 100% of the Fund’s assets were in repos or cash equivalents. The Fund’s original investment thesis of “repos as an asset class” remains in place. We continue to find financing opportunities that provide the Fund with opportunities that are similar to previous years. Given that the average duration of the repurchase agreements in the Fund is less than 7 days, the Fund’s yield should be highly correlated with changes in short term rates. For example, the Fed commenced interest rate hikes in March of 2022 and raised the federal funds rate by 150 bps through the end of June 2022. With a lag of 5-10 business days, the Fund has been able to capture close to 100% of that increase in rates.

We thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

2

AAAMCO ULTRASHORT FINANCING FUND PERFORMANCE REVIEW

June 30, 2022

(Unaudited)

AAAMCO Ultrashort Financing Fund

Class I
Gross 0.49% Net 0.35%
Class Y
Gross 0.39% Net 0.30%

The gross expense ratios above are from the Fund’s prospectus dated October 28, 2021. Additional information pertaining to the Fund’s expense ratios as of June 30, 2022 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2022*

	One Year	Three Year	Five Year	Since Inception
AAAMCO Ultrashort Financing Fund(1)
Class I	0.40%	0.75%	1.30%	1.30%
Class Y	0.45%	0.80%	1.35%	1.35%
U.S. Secured Overnight Financing Rate	0.23%	0.61%	1.10%	1.11%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The U.S. Secured Overnight Financing Rate do not include a reduction in total return for expenses.

(1)	Inception date of the Fund was June 6, 2017

Comparison of change in value of a hypothetical $25,000 investment for the year ended June 30

The following graph shows that an investment of $25,000 in Class I of the Fund on June 6, 2017, would have been worth $26,687 on June 30, 2022, assuming all dividends and distributions had been reinvested. A similar investment in the U.S. Secured Overnight Financing Rate, over the same period, would have been worth $26,327.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The U.S. Secured Overnight Financing Rate, or SOFR, is an influential interest rate that banks use to price U.S. dollar-denominated derivatives and loans. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

3

AMF LARGE CAP EQUITY FUND PERFORMANCE REVIEW

June 30, 2022

For the twelve months ended June 30, 2022, the Large Cap Equity Fund Class AMF Shares returned -5.06% while the S&P 500 Index generated -10.62%. and the Morningstar Large Blend category average returned earned -11.58%. This places the fund in the top 9% of all Large Cap Blend stock funds for the past year. For the three-and-five year periods, the fund ranked in the 29th percentile and the 59th percentile, respectively. The fund’s recent outperformance is indicative of its value orientation; while the fund lagged during the Federal Reserve’s (Fed) quantitative easing, “easy money” Covid period, its underweight to the large tech-oriented megacaps (Apple, Microsoft, Amazon, Facebook/Meta, Alphabet, and Tesla) provided the fund with a much softer landing as the Fed became more restrictive. In fact, the fund’s exposure to these six stocks is typically less than 50% of their exposure in the S&P 500 Index, and never held Amazon or Facebook/Meta during this period, the two worst performing stocks of the six.

But the Fund continues to prefer companies with low share prices relative to cashflow and sales, and higher than average dividend yields, factors that we believe provide more stability and less volatility when markets underperform. In fact, the Fund continues to generate lower return volatility than the S&P 500 Index as well as the average of the funds in the Morningstar Large Blend category. As stated last year, the Fund’s sub-advisor, System Two Advisors, relies on a blend of fundamental and quantitative analysis. Since System Two Advisors took over management of the fund, relative performance – to both the fund’s index and similar funds - has improved even though the fund remains less volatile than its index. We believe that the investment process of System Two Advisors provides an attractive risk-adjusted approach for our shareholders.

We thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

4

AMF LARGE CAP EQUITY FUND PERFORMANCE REVIEW

June 30, 2022

(Unaudited)

Large Cap Equity Fund

Gross Expense Ratio
Class AMF 1.80%
Class H 1.55%

The gross expense ratio above are from the Fund’s prospectus dated October 28, 2021. Additional information pertaining to the Fund’s expense ratios as of June 30, 2022, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2022*

	One Year	Three Year	Five Year	Ten Year
Class AMF(1)	-5.06%	10.37%	9.95%	10.68%
Class H(2)	-4.86%	10.56%	10.16%	10.88%
S&P 500 Index	-10.62%	10.60%	11.31%	12.96%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 Index does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.

(2)	Class H of the Fund commenced on February 20, 2009.

Comparison of change in value of a hypothetical $10,000 investment for the years ended June 30

The following graph shows that an investment of $10,000 in Class AMF of the Fund on June 30, 2012, would have been worth $27,587 on June 30, 2022, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500 Index, over the same period, would have been worth $33,816.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. The index differs from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

5

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

	Percentage of Net Assets	Principal Amount/ Shares	Value
INVESTMENT COMPANIES	1.3%
Northern Institutional Treasury Portfolio, Premier Class, 1.16%*		5,198,495	$5,198,495
TOTAL INVESTMENT COMPANIES
(Cost $5,198,495)			5,198,495

REPURCHASE AGREEMENTS	118.9%
Amherst Pierpont Securities, LLC, 1.80%, Tri-Party Agreement dated 06/30/22 to be repurchased at $40,014,000 on 07/07/22. (Collateralized by U.S. Government Mortgage-Backed Securities, 0.00% - 7.50%, with a value of $40,800,000, due at 08/01/29 - 06/01/52)		40,000,000	40,000,000
BCM High Income Fund, L.P., 2.15%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 3.825% - 8.075%, with a value of $13,364,441, due 03/15/31 - 10/15/46 and cash equivalents of $2,877,426)		14,221,984	14,221,984
BMO Capital Markets, 2.15%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 4.325% - 6.375%, with a value of $43,044,680, due at 02/15/32 - 07/15/47 and cash equivalents of $2,243,875)		43,646,895	43,646,895
Brean Capital, 1.88%, Agreement dated 06/28/22 to be repurchased at $83,391,473 on 07/05/22. (Collateralized by U.S. Government Mortgage-Backed Securities, 1.514 - 4.475%, with a value of $87,946,016, due at 09/01/40 - 05/20/72)		83,361,000	83,361,000
JVB Financial, 2.26%, Agreement dated 06/17/22 to be repurchased at $5,469,680 on 07/18/22. (Collateralized by TMC Master Trust Series 2016-M3 Certificates 4.50% - 5.75%, with a value of $5,807,506, due at 05/01/52 - 07/01/52)(1),(2)		5,459,056	5,459,056
NMSI, Inc., 1.88%, Agreement dated 06/02/22 to be repurchased at $54,290,419 on 07/01/22. (Collateralized by NMSI Master Trust Series 2018-N2 Certificates, 3.00% - 6.625%, with a value of $55,317,500, due at 01/01/52 - 05/01/52)(2)		54,211,150	54,211,150
Orchid Island, 1.62%, Agreement dated 06/29/22 to be repurchased at $83,382,257 on 07/06/22. (Collateralized by U.S. Government Mortgage-Backed Securities, 3.00%, with a value of $86,831,813, due at 11/01/50 - 10/01/51)(3)		83,356,000	83,356,000
Solomon Hess IO Opportunity Fund, 2.05%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 4.575% - 6.375%, with a value of $103,602,779, due 04/15/31 - 06/15/47 and cash equivalents of $120,067)		94,917,965	94,917,965
Solomon Hess Opportunity Fund, 2.05%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 3.325% - 11.075%, with a value of $49,656,783, due 04/15/26 - 07/15/47 and cash equivalents of $13,799)		45,620,079	45,620,079
Stifel Nicolaus & Co., 1.60%, Agreement dated 06/29/22 to be repurchased at $15,004,667 on 07/06/22. (Collateralized by a U.S. Government Agency & Mortgage-Backed Security, 3.75%, with a value of $15,789,971, due at 12/25/46)		15,000,000	15,000,000
TOTAL REPURCHASE AGREEMENTS
(Cost $479,794,129)			479,794,129
TOTAL INVESTMENTS
(Cost $ 484,992,624)	120.2%		484,992,624

See notes to financial statements.

6

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2022

	Percentage of Net Assets	Principal Amount/ Shares	Value
REVERSE REPURCHASE AGREEMENTS	(20.2)%
Amherst Pierpoint Securities, LLC, 1.65%, Open Reverse Repurchase Agreement dated 06/15/22 - 06/21/22 to be repurchased at a future date. (Collateralized by U.S. Government Mortage-Backed Securities, 3.00%, with a value of $86,831,813, due at 11/01/50 - 10/01/51)		(81,360,000)	$(81,360,000)
TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(81,360,000))			(81,360,000)
NET OTHER ASSETS (LIABILITIES)	(0.0)%		(196,520)
NET ASSETS	100.0%		$403,436,104

*	The rate presented is the 7-day effective yield in effect at June 30, 2022.

(1)	Illiquid security, maturity date is greater than 7 days. As of June 30, 2022, the value of this illiquid security amounted to approximately 1.4% of net assets.

(2)	The rates and maturity dates disclosed represent those of the underlying mortgage loans which are used to securitize the Trust Certificate referenced within.

(3)	This collateral has been hypothecated for the Amherst Pierpoint Securities Open Reverse Repurchase Agreement.

See notes to financial statements.

7

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.5%
Banks	0.8%
Citigroup, Inc.		7,800	$358,722
Capital Goods	3.4%
Cummins, Inc.		7,550	1,461,152
Consumer Durables & Apparel	0.7%
NIKE, Inc., Class B		3,000	306,600
Consumer Services	0.6%
McDonald’s Corp.		1,000	246,880
Diversified Financials	2.4%
BlackRock, Inc.		500	304,520
CME Group, Inc.		1,000	204,700
Goldman Sachs Group (The), Inc.		1,200	356,424
Morgan Stanley		2,300	174,938
			1,040,582
Energy	4.2%
ConocoPhillips		7,000	628,670
EOG Resources, Inc.		10,800	1,192,752
			1,821,422
Food & Staples Retailing	4.1%
Costco Wholesale Corp.		3,700	1,773,336
Health Care Equipment & Services	8.5%
HCA Healthcare, Inc.		5,800	974,748
Humana, Inc.		1,500	702,105
UnitedHealth Group, Inc.		3,842	1,973,366
			3,650,219
Household & Personal Products	3.0%
Procter & Gamble (The)		8,900	1,279,731
Insurance	8.1%
Aflac, Inc.		30,150	1,668,199
Progressive (The) Corp.		15,700	1,825,439
			3,493,638
Materials	2.9%
Air Products & Chemicals, Inc.		650	156,312
Freeport-McMoRan, Inc.		10,000	292,600
LyondellBasell Industries N.V., Class A		6,753	590,617
Newmont Corp.		3,500	208,845
			1,248,374
Media	3.6%
Comcast Corp., Class A		35,900	1,408,716
Fox Corp., Class A		5,000	160,800
			1,569,516

See notes to financial statements.

8

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

	Percentage of Net Assets	Shares	Value
Pharmaceuticals & Biotechnology	6.2%
AbbVie, Inc.		12,500	$1,914,500
Bristol-Myers Squibb Co.		9,700	746,900
			2,661,400
Real Estate	2.5%
American Tower Corp.		2,000	511,180
Simon Property Group, Inc.		6,137	582,524
			1,093,704
Retailing	9.0%
Best Buy Co., Inc.		9,000	586,710
Home Depot (The), Inc.		5,626	1,543,043
Lowe’s Cos., Inc.		4,300	751,081
Target Corp.		6,950	981,549
			3,862,383
Semiconductors & Semiconductor	9.6%
Broadcom, Inc.		3,250	1,578,882
Intel Corp.		10,000	374,100
KLA Corp.		3,000	957,240
Microchip Technology, Inc.		6,800	394,944
NVIDIA Corp.		5,000	757,950
Texas Instruments, Inc.		400	61,460
			4,124,576
Software & Services	16.1%
Accenture PLC, Class A		5,600	1,554,840
Alphabet, Inc., Class A(a)		770	1,678,030
Intuit, Inc.		1,800	693,792
Mastercard, Inc., Class A		4,200	1,325,016
Microsoft Corp.		6,550	1,682,237
			6,933,915
Technology Hardware & Equipment	3.9%
Apple, Inc.		12,400	1,695,328
Telecommunication Services	0.8%
Verizon Communications, Inc.		7,000	355,250
Transportation	4.5%
CSX Corp.		48,000	1,394,880
FedEx Corp.		2,400	544,104
			1,938,984
Utilities	1.6%
NextEra Energy, Inc.		9,200	712,632
TOTAL COMMON STOCKS
(Cost $28,551,058)			41,628,344

See notes to financial statements.

9

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2022

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	3.5%
Northern Institutional Treasury Portfolio, Premier Class, 1.16%*		1,524,467	$1,524,467
TOTAL INVESTMENT COMPANIES
(Cost $1,524,467)			1,524,467
TOTAL INVESTMENTS
(Cost $ 30,075,525)	100.0%		43,152,811
NET OTHER ASSETS (LIABILITIES)	(0.0)%		(18,949)
NET ASSETS	100.0%		$43,133,862

*	The rate presented is the 7-day effective yield in effect at June 30, 2022.

(a)	Non-income producing security.

See notes to financial statements.

10

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2022

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Assets:
Investments, at cost	$5,198,495	$30,075,525
Investments, at value	5,198,495	43,152,811
Repurchase agreements, cost equals fair value	479,794,129	—
Receivable for dividends and interest	332,869	38,464
Other receivable	15,628	3,930
Total Assets	485,341,121	43,195,205
Liabilities:
Reverse repurchase agreements, cost equals fair value	81,360,000	—
Income distribution payable	428,472	—
Investment advisory fees payable	31,493	20,134
Distribution fees payable	1,045	7,562
Capital shares redeemed payable	—	20
Interest expense payable	53,353	—
Other fees payable	21,304	23,192
Administration fees payable (see Note B)	9,350	10,435
Total Liabilities	81,905,017	61,343
Net Assets	$403,436,104	$43,133,862
Class I
Net assets	$12,329,542	$—
Shares of common stock outstanding	1,233,054	—
Net asset value per share	$9.9992	$—
Class Y
Net assets	$391,106,562	$—
Shares of common stock outstanding	39,110,656	—
Net asset value per share	$10.0000	$—
Class AMF
Net assets	$—	$35,608,244
Shares of common stock outstanding	—	3,828,147
Net asset value per share	$—	$9.30
Class H
Net assets	$—	$7,525,618
Shares of common stock outstanding	—	814,241
Net asset value per share	$—	$9.24
Net Assets
Paid in capital	$403,528,381	$27,118,902
Distributable earnings/(accumulated deficit)	(92,277)	16,014,960
Net assets	$403,436,104	$43,133,862

See notes to financial statements.

11

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2022

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
INVESTMENT INCOME:
Interest income	$3,033,898	$38
Dividend income	15,974	989,120
Total investment income	3,049,872	989,158
Operating expenses:
Investment advisory	1,325,166	331,024
Accounting	108,500	131,500
Administration (see Note B)	144,366	125,162
Distribution — Class AMF Shares	—	104,801
Distribution — Class I Shares	12,461	—
Professional	74,750	54,750
Interest expense	91,059	—
Registration (includes blue sky fees)	17,764	37,378
Insurance	21,658	18,628
Trustee	30,155	30,155
Printing	8,213	9,535
Other expenses	16,307	3,938
Total expenses before reductions	1,850,399	846,871
Expenses reduced by Investment Adviser	(705,272)	(50,926)
Expenses reduced by Administrator	(30,000)	—
Net expenses	1,115,127	795,945
Net investment income	1,934,745	193,213

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	—	3,470,362
Change in unrealized appreciation on investments	—	(5,648,324)
Net realized and unrealized losses from investment activities	—	(2,177,962)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,934,745	$(1,984,749)

See notes to financial statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

	AAAMCO Ultrashort Financing Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,934,745	$1,402,248
Net realized gains from investment transactions	—	2,952
Net increase from payment by affiliates	—	2,762
Change in unrealized depreciation on investments	—	(12,683)
Change in net assets resulting from operations	1,934,745	1,395,279
Distributions paid to shareholders
Class I Shareholders	(50,126)	(28,598)
Class Y Shareholders	(1,886,869)	(1,370,367)
Total distributions paid to shareholders	(1,936,995)	(1,398,965)
Capital Transactions:
Class I Shares:
Proceeds from sale of shares	1,354,581	5,195,002
Value of shares issued to shareholders in reinvestment of dividends	49,459	28,198
Cost of shares redeemed	(1,227,357)	(534,668)
Class Y Shares:
Proceeds from sale of shares	45,316,089	325,002,098
Value of shares issued to shareholders in reinvestment of dividends	113,613	2,794
Cost of shares redeemed	(104,345,236)	(275,094,969)
Change in net assets from capital transactions	(58,738,851)	54,598,455
Change in net assets	(58,741,101)	54,594,769
Net Assets:
Beginning of year	462,177,205	407,582,436
End of year	$403,436,104	$462,177,205

See notes to financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Large Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$193,213	$202,033
Net realized gains from investment transactions	3,470,362	2,766,610
Change in unrealized appreciation /depreciation on investments	(5,648,324)	10,446,974
Change in net assets resulting from operations	(1,984,749)	13,415,617
Distributions paid to shareholders
Class AMF Shareholders	(2,370,997)	(1,347,799)
Class H Shareholders	(534,011)	(313,078)
Total distributions paid to shareholders	(2,905,008)	(1,660,877)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	563,963	990,667
Value of shares issued to shareholders in reinvestment of dividends	2,079,431	1,186,425
Cost of shares redeemed	(3,966,108)	(3,167,085)
Class H Shares:
Proceeds from sale of shares	672,110	432,048
Value of shares issued to shareholders in reinvestment of dividends	12,173	6,553
Cost of shares redeemed	(1,258,208)	(381,397)
Change in net assets from capital transactions	(1,896,639)	(932,789)
Change in net assets	(6,786,396)	10,821,951
Net Assets:
Beginning of year	49,920,258	39,098,307
End of year	$43,133,862	$49,920,258

See notes to financial statements.

14

AAAMCO ULTRASHORT FINANCING FUND — CLASS I SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,							Eight Months		Year Ended
	2022		2021		2020		2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$9.9992		$9.9992		$10.00		$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.0398		0.0272		0.1567		0.2507	0.1260		0.0533
Net realized and unrealized gains (losses) from investments	—		0.0010	(2)	(0.0002	)(2)	(0.0003)	(0.0025)		0.0018	(2)
Total from investment operations	0.0398		0.0282		0.1565		0.2504	0.1235		0.0551
Less distributions:
From net investment income	(0.0398)		(0.0282)		(0.1573)		(0.2504)	(0.1235)		(0.0551)
Change in net asset value	—		—		(0.0008)		—	—		—
Net asset value, end of period	$9.9992		$9.9992		$9.9992		$10.00	$10.00		$10.00
Total return	0.40%		0.28%		1.58%		2.53%	1.24	%(3)	0.55	%(3)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$12,329		$12,153		$7,464		$6,784	$8,632		$9,049
Ratio of net expenses to average net assets(4)	0.28	%(5)	0.31	%(5)	0.27%		0.27%	0.30	%(6)	0.34	%(6)
Ratio of net investment income to average net assets	0.40%		0.27%		1.60%		2.48%	1.89	%(6)	1.32	%(6)
Ratio of gross expenses to average net assets(7)	0.50%		0.49%		0.48%		0.67%	1.05	%(6)	1.05	%(6)
Portfolio turnover rate	—%		—%		24%		258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	The impact of the voluntary waivers for the years ended June 30, 2019, 2020, 2021 and 2022 were 0.09%, 0.08%, 0.04%, and 0.07%, respectively.

(5)	Expenses include interest expense of less than 0.01% and 0.02% impact to Average Net Assets for the years ended June 30, 2021 and June 30, 2022, respectively.

(6)	Annualized for periods less than one year.

(7)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

15

AAAMCO ULTRASHORT FINANCING FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,						Eight Months		Year Ended
	2022		2021		2020	2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$10.0000		$10.0002		$10.00	$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.0448		0.0332		0.1618	0.2527	0.1290		0.0553
Net realized and unrealized gains (losses)from investments	—		(0.0002)		0.0007	0.0028 (2)	(0.0021)		0.0018	(2)
Total from investment operations	0.0448		0.0330		0.1625	0.2555	0.1269		0.0571
Less distributions:
From net investment income	(0.0448)		(0.0332)		(0.1623)	(0.2555)	(0.1269)		(0.0571)
Change in net asset value	—		(0.0002)		0.0002	—	—		—
Net asset value, end of period	$10.0000		$10.0000		$10.0002	$10.00	$10.00		$10.00
Total return	0.45%		0.33%		1.68%	2.58%	1.28	%(3)	0.57	%(3),(4)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$391,107		$450,024		$400,118	$567,339	$50,919		$50,281
Ratio of net expenses to average net assets(5)	0.23	%(6)	0.26	%(6)	0.22%	0.21%	0.25	%(7)	0.29	%(7)
Ratio of net investment income to average net assets	0.44%		0.33%		1.69%	2.63%	1.95	%(7)	1.37	%(7)
Ratio of gross expenses to average net assets(8)	0.40%		0.39%		0.38%	0.43%	0.95	%(7)	0.96	%(7)
Portfolio turnover rate	—%		—%		24%	258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	During the period ended October 31, 2017, the AAAMCO Ultrashort Financing Fund received monies from the Adviser. If these monies were not received, the return for the period would have been 0.47%.

(5)	The impact of the voluntary waivers for the years ended June 30, 2019, 2020, 2021 and 2022 were 0.09%, 0.08%, 0.04%, and 0.07%, respectively.

(6)	Expenses include interest expense of less than 0.01% and 0.02% impact to Average Net Assets for the years ended June 30, 2021 and June 30, 2022, respectively.

(7)	Annualized for periods less than one year.

(8)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

16

LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,								Eight Months		Year Ended
	2022		2021		2020		2019		Ended June 30, 2018		October 31, 2017
Net asset value, beginning of period	$10.33		$7.91		$7.96		$8.39		$9.84		$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.04		0.05		0.05		0.04		0.11
Net realized and unrealized gains (losses) from investments	(0.45)		2.72		0.32		0.45		0.30		2.02
Total from investment operations ...	(0.41)		2.76		0.37		0.50		0.34		2.13
Less distributions:
From net investment income	(0.04)		(0.04)		(0.05)		(0.05)		(0.05)		(0.11)
From net realized gains	(0.58)		(0.30)		(0.37)		(0.88)		(1.74)		(2.52)
Total distributions	(0.62)		(0.34)		(0.42)		(0.93)		(1.79)		(2.63)
Change in net asset value	(1.03)		2.42		(0.05)		(0.43)		(1.45)		(0.50)
Net asset value, end of period	$9.30		$10.33		$7.91		$7.96		$8.39		$9.84
Total return	(5.06)%		35.61%		4.41%		7.68%		3.41	%(1)	24.63%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$35,608		$40,977		$32,305		$34,453		$35,819		$40,104
Ratio of net expenses to average net assets.	1.61%		1.75%		2.01%		1.77%		1.49	%(2)	1.40%
Ratio of net investment income to average net assets	0.34%		0.42%		0.55%		0.63%		0.69	%(2)	1.09%
Ratio of gross expenses to average net assets	1.71	%(4)	1.85	%(4)	2.11	%(4)	1.89	%(3)	1.59	%(2)(3)	1.50	%(3)
Portfolio turnover rate	5%		17%		33%		26%		21	%(1)	112%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(4)	The impact of the voluntary waivers for the years ended June 30, 2020, 2021 and 2022 were 0.10%.

See notes to financial statements.

17

LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,								Eight Months		Year Ended
	2022		2021		2020		2019		Ended June 30, 2018		October 31, 2017
Net asset value, beginning of period	$10.27		$7.87		$7.93		$8.36		$9.82		$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.07		0.06		0.05		0.07		0.05		0.12
Net realized and unrealized gains (losses) from investments	(0.46)		2.70		0.33		0.45		0.30		2.02
Total from investment operations ...	(0.39)		2.76		0.38		0.52		0.35		2.14
Less distributions:
From net investment income	(0.06)		(0.06)		(0.07)		(0.07)		(0.07)		(0.14)
From net realized gains	(0.58)		(0.30)		(0.37)		(0.88)		(1.74)		(2.52)
Total distributions	(0.64)		(0.36)		(0.44)		(0.95)		(1.81)		(2.66)
Change in net asset value	(1.03)		2.40		(0.06)		(0.43)		(1.46)		(0.52)
Net asset value, end of period	$9.24		$10.27		$7.87		$7.93		$8.36		$9.82
Total return	(4.86)%		35.86%		4.56%		7.93%		3.54	%(1)	24.76%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$7,526		$8,943		$6,793		$6,887		$6,333		$6,196
Ratio of net expenses to average net assets.	1.36%		1.50%		1.76%		1.56%		1.35	%(2)	1.25%
Ratio of net investment income to average net assets	0.58%		0.67%		0.80%		0.85%		0.82	%(2)	1.24%
Ratio of gross expenses to average net assets	1.46	%(4)	1.60	%(4)	1.86	%(4)	1.64	%(3)	1.35	%(2)(3)	1.25	%(3)
Portfolio turnover rate	5%		17%		33%		26%		21	%(1)	112%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(4)	The impact of the voluntary waivers for the years ended June 30, 2020, 2021 and 2022 were 0.10%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013- 08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. As of June 30, 2022, the Trust is authorized to issue an unlimited number of shares, at no par value, in two separate series: the AAAMCO Ultrashort Financing Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Other series of the Trust are not included in this report.

The AAAMCO Ultrashort Financing Fund is authorized to issue two classes of shares: Class I Shares and Class Y Shares. Class I and Class Y Shares of the AAAMCO Ultrashort Financing Fund have the same rights and obligations except: (i) Class I Shares bear a distribution fee, while Class Y Shares do not have any distribution fee, which will cause Class I Shares to have a higher expense ratio and to pay lower dividends than those related to Class Y Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. The AAAMCO Ultrashort Financing Fund commenced operations on June 6, 2017. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value (“NAV”) as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate

19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. Repurchase agreements and reverse repurchase agreements are valued at par daily, as long as the market value of collateral is sufficient to support this valuation. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Pricing Committee to fair value the security or securities.

Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/ dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. In December 2021, the U.S. Securities and Exchange Commission adopted Rule 2a-5 under the Investment Company Act of 1940, which provides a new framework for fund valuation. The Board has approved procedures consistent with the new Rule, which will become effective September 8, 2022.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2022:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AAAMCO Ultrashort Financing Fund
Assets:
Investment Companies	$5,198,495	$—	$—	$5,198,495
Repurchase Agreements	—	479,794,129	—	479,794,129
Liabilities
Reverse Repurchase Agreements	—	(81,360,000)	—	(81,360,000)
Total Investments	5,198,495	398,434,129	—	403,632,624
Large Cap Equity Fund
Assets:
Common Stocks	$41,628,344	$—	$—	$41,628,344
Investment Companies	1,524,467	—	—	1,524,467
Total Investments	$43,152,811	$—	$—	$43,152,811

20

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

As of June 30, 2022, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 as of June 30, 2022, based on levels assigned to securities as of June 30, 2022.

REPURCHASE AGREEMENTS

The AAAMCO Ultrashort Financing Fund may invest in obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks that may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Fund, through the custodian or other contracted parties, receives delivery of the underlying collateral for each repurchase agreement. The Fund requires the custodian or other contracted parties to take possession of all collateral for repurchase agreements. The Fund requires the fair value of collateral underlying the repurchase agreement to be at least 102% of the repurchase price, including any accrued interest earned, and at not less than 102% throughout, the term of the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

The Fund may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2022, the AAAMCO Ultrashort Financing Fund has invested in the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral received related to those repurchase agreements.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund Name	Counterparty	Weighted Average Days to Maturity	Gross Amounts of Assets Presented In Statements of Assets and Liabilities	Financial Instruments*	Net Amount
AAAMCO Ultrashort Financing Fund	Amherst Pierpoint Securities, LLC	7.00	$40,000,000	$(40,000,000$ )	$—
	BCM High Income Fund, L.P.	Open	14,221,984	(14,221,984)	—
	BMO Capital Markets	Open	43,646,895	(43,646,895)	—
	Brean Capital	5.00	83,361,000	(83,361,000)	—
	JVB Financial	18.00	5,459,056	(5,459,056)	—
	NMSI, Inc.	1.00	54,211,150	(54,211,150)	—
	Orchid Island	5.00	83,356,000	(83,356,000)	—
	Solomon Hess IO Opportunity Fund	Open	94,917,965	(94,917,965)	—
	Solomon Hess Opportunity Fund	Open	45,620,079	(45,620,079)	—
	Stifel Nicolaus & Co.	6.00	15,000,000	(15,000,000)	—
	Total		$479,794,129	$(479,794,129)	$—

*	Collateral presented is disclosed up to the fair value of the asset; therefore, collateral received may be in excess of the collateral presented.

REVERSE REPURCHASE AGREEMENTS

The AAAMCO Ultrashort Financing Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of June 30, 2022 the Fund held reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the year ended June 30, 2022, was $22,893,737 at a weighted average interest rate of 0.42%.

21

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The following table presents the reverse repurchase agreements, which are subject to netting arrangements, as well as the collateral received related to those reverse repurchase agreements. The remaining maturities for the total collateral for the reverse repurchase agreement is greater than 28 years.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund Name	Counterparty	Collateral Type	Weighted Average Days to Maturity	Gross Amounts of Assets Presented In Statements of Assets and Liabilities	Financial Instruments*	Net Amount
AAAMCO Ultrashort Financing Fund	Amherst Pierpoint Securities,LLC	U.S. Goverment Mortage-Backed Securities	Open	$(81,360,000)	$81,360,000	$—
	Total			$(81,360,000)	$81,360,000	$—

*	Collateral presented is disclosed up to the fair value of the asset; therefore, collateral received may be in excess of the collateral presented.

SECURITIES PURCHASED OR SOLD ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Each Fund may purchase or sell securities on a when-issued basis or delayed-delivery basis. With when-issued transactions, securities are bought or sold during the periods between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased or sold on a delayed-delivery basis, the price of the securities is fixed at the time of the commitment to purchase or sell is made, but settlement may take place at a future date. By the time of delivery, securities purchased or sold on a when-issued or delayed-delivery basis may be valued at less than the purchase or sell price. At the time when issued or delayed-delivery securities are purchased or sold, a Fund must set aside funds or securities in a segregated account to pay for the purchase or as collateral for the sale. There were no securities purchased or sold on a when-issued or delayed delivery basis held by the Funds as of June 30, 2022.

MORTGAGE-BACKED TO-BE-ANNOUNCED TRANSACTIONS

A Mortgage-Backed To-Be-Announced (“TBA”) trade represents a forward contract for the purchase or sale of single family mortgage-related securities to be delivered on a specified future date. In a typical TBA trade, the specific pool of mortgages that will be delivered to fulfill the forward contract are unknown at the time of the trade. The parties to a TBA trade agree upon the issuer, coupon, price, product type, amount of securities and settlement date for delivery. Settlement for TBA trades is standardized to occur on one specific day each month. The mortgage-related securities that ultimately will be delivered, and the loans backing those mortgage-related securities, frequently have not been created or originated at the time of the TBA trade, even though a price for the securities is agreed to at that time.

The AAAMCO Ultrashort Financing Fund may engage in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. The Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation(specifying the pool or CUSIP number). These pools must be deliverable into the sold TBA position. There were no mortgage-backed TBA positions held in the UltraShort Financing Fund at June 30, 2022.

DISTRIBUTIONS TO SHAREHOLDERS

AAAMCO Ultrashort Financing Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually. For both Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal taxbasis treatment; temporary differences do not require reclassification. Distributions

22

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends as well as the most recent fiscal year end which has yet to be filed). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a using the effective interest method and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

The Funds’ net asset values per share may fluctuate daily. For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For the Large Cap Equity Fund, the value per share is rounded to the nearest whole cent ($0.01). For the AAAMCO Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001).

B. Fees and transactions with affiliates were as follows:

FEES AND TRANSACTIONS WITH AFFILIATES

Austin Atlantic Asset Management Company (“AAAMCO”) serves the Funds as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. (“AAI”). AAI is controlled by Rodger D. Shay, Jr., President of Austin Atlantic Capital Inc. (“AACI”), also a wholly-owned subsidiary of AAI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the AAAMCO Ultrashort Financing Fund is 0.30% of average daily net assets. The Adviser voluntarily waived $319,695, of the investment advisory fee for the year ended June 30, 2022, which cannot be recouped. The Adviser has contractually agreed to waive fees and reimburse expenses for the AAAMCO Ultrashort Financing Fund to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under U.S. GAAP)) exceed 0.30% for Class Y shares and 0.35% for Class I shares through October 28, 2022. If it becomes unnecessary for the Adviser to contractually waive fees or make reimbursements, the Adviser may recapture any of its prior contractual waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under U.S. GAAP))

23

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The Adviser cannot terminate this agreement prior to October 28, 2022. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will also terminate automatically upon termination of the investment advisory agreement. For the year ended June 30, 2022, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Fund in the amounts of $385,577.

The Adviser has retained FolioBeyond, LLC (“FolioBeyond”) to perform a daily review of repurchase agreement collateral for the AAAMCO Ultrashort Financing Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays FolioBeyond a fee for these services.

As of June 30, 2022, the AAAMCO Ultrashort Financing Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

Year Waived	Year Repayment Expires	Balance
2020	2023	$444,911
2021	2024	$345,979
2022	2025	$385,577

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. The Adviser voluntarily waived a portion of its fee in an amount of 0.10% so that the Fund paid 0.55% of average daily net assets for the year ended June 30, 2022, which cannot be recouped.

The Adviser has retained System Two Advisors, L.P. (“S2”) to perform the daily investment of the assets of the Large Cap Equity Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the S2 a fee for these services.

AACI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of AAI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the AAAMCO Ultrashort Financing Fund Class I Shares is 0.10% of average daily net assets. The AAAMCO Ultrashort Financing Fund Class Y Shares do not have a distribution fee.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Large Cap Equity Fund Class H Shares do not have a distribution fee. There were no brokerage commissions paid to the Distributor during the year ended June 30, 2022.

BUSINESS MANAGER AND ADMINISTRATOR

The Trust has a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”), who serves as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside performs and coordinates all management and administration services for the Funds either directly or through working with the Fund’s service providers. Services provided under the Agreements by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations. Pursuant to the Agreement, the Large Cap Equity Fund pays Foreside an annual fee of $120,000 plus 0.01% of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $125,000. The AAAMCO Ultrashort Financing Fund pays Foreside an annual fee of $100,000 plus 0.01% of average daily net assets; subject to an aggregate minimum annual fee of $140,000. With respect to the Funds, Foreside has voluntarily agreed to waive a portion of its fee for the AAAMCO Ultrashort Financing Fund, which is disclosed on the Statements of Operations.

24

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

C. Transactions in shares of the Funds for the years ended June 30, 2022 and 2021 were as follows:

	AAAMCO Ultrashort Financing Fund
	Year ended June 30, 2022	Year ended June 30, 2021
Shares Transactions Class I:
Sale of shares	135,467	519,526
Shares issued to shareholders in reinvestment of dividends	4,946	2,820
Shares redeemed	(122,745)	(53,471)
Net increase	17,668	468,875
Shares outstanding
Beginning of year	1,215,386	746,511
End of year	1,233,054	1,215,386

Shares Transactions Class Y:
Sale of shares	4,531,391	32,500,200
Shares issued to shareholders in reinvestment of dividends	11,361	280
Shares redeemed	(10,434,524)	(27,509,222)
Net increase (decrease)	(5,891,772)	4,991,258
Shares outstanding
Beginning of year	45,002,428	40,011,170
End of year	39,110,656	45,002,428

	Large Cap Equity Fund
	Year ended June 30, 2022	Year ended June 30, 2021
Shares Transactions Class AMF:
Sale of shares	52,222	106,171
Shares issued to shareholders in reinvestment of dividends	183,157	132,296
Shares redeemed	(374,649)	(356,344)
Net decrease	(139,270)	(117,877)
Shares outstanding
Beginning of year	3,967,417	4,085,294
End of year	3,828,147	3,967,417

Shares Transactions Class H:
Sale of shares	60,306	48,058
Shares issued to shareholders in reinvestment of dividends	1,082	733
Shares redeemed	(118,232)	(40,622)
Net increase (decrease)	(56,844)	8,169
Shares outstanding
Beginning of year	871,085	862,916
End of year	814,241	871,085

D. For the year ended June 30, 2022, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Purchases	$—	$2,441,327
Sales	—	6,735,556

25

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

For the year ended June 30, 2022, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Purchases	$—	$—
Sales	—	—

E. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

F. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2022 and 2021 for the AAAMCO Ultrashort Financing Fund were as follows:

2022	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$1,601,380	$1,601,380	$1,601,380

2021	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$1,464,129	$1,464,129	$1,464,129

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2022 and 2021 for the Large Cap Equity Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Total Distributions Paid
2022
Large Cap Equity Fund	$193,213	$2,711,795	$2,905,008	$2,905,008
2021
Large Cap Equity Fund	202,033	1,458,844	1,660,877	1,660,877

26

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

At June 30, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on securities including reverse repurchase agreements, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AAAMCO Ultrashort Financing Fund	$403,632,624	$—	$—	$—
Large Cap Equity Fund	30,075,525	14,881,728	(1,804,442)	13,077,286

As of June 30, 2022, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
AAAMCO Ultrashort Financing Fund.	$386,252	$—	$386,252	$(428,472)	$(50,057)	$—	$(92,277)
Large Cap Equity Fund	—	2,937,674	2,937,674	—	—	13,077,286	16,014,960

The tax character of current year distributions paid and the tax basis of the current components of distributable earnings/(accumulated deficit) and any net capital loss carryforwards will be determined at end of the current tax year. As of June 30, 2022, there were no differences in book and tax basis unrealized appreciation/(depreciation).

The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Fund	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
AAAMCO Ultrashort Financing Fund	$50,057	$—

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to tax equalization. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At June 30, 2022, the following reclassifications were recorded:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid in Capital
Large Cap Equity Fund	$(127,914)	$127,914

G. OTHER RECENT DEVELOPMENTS

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy.

27

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2022

These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID- 19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

H. BENEFICIAL SHARE TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, the following entities owned beneficially or of record 25% or greater of the Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Record Owner	% Ownership
AAAMCO Ultrashort Financing Fund	Bethpage Federal Credit Union	84.3%

I. CONCENTRATION OF OWNERSHIP

A significant portion of the AAAMCO Ultrashort Financing Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

J. TRUSTEE COMPENSATION

Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $119,250 in fees during the year ended June 30, 2022, for the entire Trust, which include other funds not managed by AAAMCO. The funds managed by AAAMCO paid Trustee compensation in the amount of $59,625. In addition, the Funds’ reimburse Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

K. SUBSEQUENT EVENTS

The Funds have evaluated events from June 30, 2022, through the date that these financial statements were issued. There are no subsequent events to report that would have a material impact on the Funds’ financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Austin Atlantic Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AAAMCO Ultrashort Financing Fund and Large Cap Equity Fund (the “Austin Atlantic Funds” or the “Funds”), each a series of Asset Management Fund, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 29, 2022

29

ADDITIONAL INFORMATION

June 30, 2022 (Unaudited)

Other Federal Income Tax Information

For the fiscal year ended June 30, 2022, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2022, Form 1099- DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2022, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the fiscal year ended June 30, 2022, the following Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, Large Cap Equity designates $2,937,674 as a long-term capital gain for June 30, 2022.

In addition to the long term capital gain distributions, during 2022 the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long term capital gains of $127,914.

30

ADDITIONAL INFORMATION (continued)

June 30, 2022 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
Carla S. Carstens Year of Birth: 1951	Chairperson of the Board since 2022. Trustee since 2015. Indefinite Term of Office	Trustee, Vice Chair and Chair of the Governance Committee of Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; a National Association of Corporate Directors Governance Fellow.	4
David J. Gruber Year of Birth: 1963	Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds (7 Funds), Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, Audit Committee Chair, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Interested Trustee and Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

31

ADDITIONAL INFORMATION (continued)

June 30, 2022 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Director, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2013 to present.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, 2011 to 2015.	N/A

[1]	The mailing address of each Interested Trustee and Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

32

ADDITIONAL INFORMATION (continued)

June 30, 2022 (Unaudited)

A. SECURITY ALLOCATION

AAAMCO ULTRASHORT FINANCING FUND

Security Allocation	Percentage of Net Assets
Assets:
Repurchase Agreements	118.9%
Investment companies	1.3
Reverse Repurchase Agreements	(20.2)
Total	100.0%

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Assets:
Common stocks	96.5%
Investment companies	3.5
Total	100.0%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period*,*** 1/1/22 – 6/30/22	Expense Ratio During Period** 1/1/22 – 6/30/22
AAAMCO Ultrashort Financing Fund - Class I	$ 1,000.00	$ 1,002.90	$ 1.29	0.26%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,003.10	1.04	0.21%
Large Cap Equity Fund - Class AMF	1,000.00	819.30	7.26	1.61%
Large Cap Equity Fund - Class H	1,000.00	820.10	6.14	1.36%

*

Expenses are equal to the Funds’ annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365).

**	Annualized.

***

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

33

ADDITIONAL INFORMATION (continued)

June 30, 2022 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 – 6/30/22	Expense Ratio During Period** 1/1/22 – 6/30/22
AAAMCO Ultrashort Financing Fund - Class I	$ 1,000.00	$ 1,023.51	$ 1.30	0.26%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,023.75	1.05	0.21%
Large Cap Equity Fund - Class AMF	1,000.00	1,016.81	8.05	1.61%
Large Cap Equity Fund - Class H	1,000.00	1,018.05	6.80	1.36%

*

Expenses are equal to the Funds’ annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365).

**	Annualized.

C. ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR AAAMCO ULTRASHORT FINANCING FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAAMCO Ultrashort Financing Fund (the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and FolioBeyond, LLC (the “Sub- Adviser”), at a meeting held on February 22-23, 2022 (the “Meeting”). The Meeting was held via video conference based on exemptive relief issued by the Securities and Exchange Commission, with the board’s intention to ratify the approval of the Agreements at its next in-person meeting. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and the Sub-Adviser that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall out benefits to the Adviser, the Sub-Adviser and their affiliates; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the Sub- Adviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given

34

ADDITIONAL INFORMATION (continued)

June 30, 2022 (Unaudited)

the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. In determining to renew the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. With respect to the Advisory Agreement, the Board noted that the Adviser is responsible for managing the Fund’s investments, which is done through its portfolio management team and the Adviser’s Credit Committee. The Board reviewed the experience and skills of the Adviser’s portfolio management team. The Board considered the compliance program established by the Adviser. The Board additionally considered the oversight provided by the Adviser with respect to valuation of portfolio securities. With respect to the Sub-Advisory Agreement, the Board noted that the Sub-Adviser is primarily focused on developing and implementing quantitative analytics for overseeing the risk management of the Fund’s investment exposures. The Board considered the background and experience of the personnel at the Sub-Adviser that provide the services under the Sub-Advisory Agreement and the compliance program established by the Sub- Adviser.

The Board reviewed the Fund’s investment performance for the one-year and three-year periods ended December 31, 2021, noting that the Fund’s inception date was June 7, 2017, and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies and noted that the Fund limits its investments and investment techniques in order to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations while the peer universe of funds for the most part is not subject to such limitations. The Board noted that the Fund’s performance was in the 2nd quartile of its peer universe for the one-year period ended December 31, 2021 and in the 4th quartile of its peer universe for the three-year period ended December 31, 2021. The Board also noted that the Fund outperformed its benchmark in the one-year and three year periods ended December 31, 2021. The Board considered the Adviser’s statements regarding the differences in the Fund’s investment strategies and those funds in its peer universe.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were in the 3rd quartile of its peer group. The Board considered that the Adviser has contractually agreed through October 28, 2022 to limit total Fund operating expenses, including waiving advisory fees, if necessary, and that, with the effect of the expense limitation, the Fund’s investment advisory fees were below the median contractual advisory fee of the peers in its peer group and the Fund’s total net expense ratio (Class I shares) was in the 2nd quartile of its peer group. On the basis of all the information provided, the Board concluded that the investment advisory fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.

Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the Sub- Adviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale. The Board considered the current net assets of the Fund and the Adviser’s commitment to limit total Fund operating expenses through at least October 28, 2022. The Board concluded that the investment advisory fee schedule for the Fund and the expense limitation reflect

35

ADDITIONAL INFORMATION (continued)

June 30, 2022 (Unaudited)

an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser does not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding other risk advisory work received by the Sub-Adviser as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, the Distributor and the Sub-Adviser were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR LARGE CAP EQUITY FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Large Cap Equity Fund (the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and System Two Advisors L.P. (the “Sub- Adviser”), at a meeting held on February 22-23, 2022 (the “Meeting”). The Meeting was held via video conference based on exemptive relief issued by the Securities and Exchange Commission, with the board’s intention to ratify the approval of the Agreements at its next in-person meeting. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and the Sub-Adviser that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fallout benefits to the Adviser, the Sub-Adviser and their affiliates; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the Sub- Adviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. In determining to renew the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. The Board noted that the Sub-Adviser, subject to the oversight of the Adviser, is responsible for managing the Fund’s investments. The Board reviewed the experience and skills of the Sub- Adviser’s portfolio manager and the Adviser’s personnel. The Board considered the compliance programs established by the Adviser and the Sub-Adviser.

The Board reviewed the Fund’s investment performance for the one-, three-, five- and ten-year periods ended December 31, 2021 and compared this information to

36

ADDITIONAL INFORMATION (concluded)

June 30, 2022 (Unaudited)

the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark index based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board noted that the Fund’s performance was in the 1st quartile of its peer universe for the one-year period ended December 31, 2021 and in the 3rd quartile of its peer universe for each of the three-, five- and ten-year periods ended December 31, 2021. The Board also noted that the Fund outperformed its benchmark index in the one-year period ended December 31, 2021 and underperformed its benchmark index in each of the three-, five- and ten year periods December 31, 2021. The Board noted that the Fund was transitioned to the Sub-Adviser’s investment models and analytics on January 1, 2016.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were in the 2nd quartile of its peer group and that the Fund’s total net expense ratio (Class AMF) was in the 4th quartile of its peer group. The Board considered that the Adviser indicated its intention to continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all the information provided, the Board concluded that the investment advisory fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.

Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the Sub- Adviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of breakpoints for the Fund. The Board also considered the current net assets of the Fund. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser and the Sub-Adviser do not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding the potential for the Sub-Adviser to develop new separately managed account clients as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, the Distributor and the Sub-Adviser were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

OTHER INFORMATION:

The Adviser or S2 is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser or S2 uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelvemonth period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at
www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is available as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 800-247-9780. Furthermore, you may obtain a copy of these filings on the SEC’s website atwww.sec.gov.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

37

DISTRIBUTOR

Austin Atlantic Capital Inc.
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

ADVISER

Austin Atlantic Asset Management Company
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

SUB-ADVISER FOR AAAMCO ULTRASHORT FINANCING FUND

FolioBeyond, LLC
1050 Park Avenue, Suite 6A
New York, NY 10028

SUB-ADVISER FOR LARGE CAP EQUITY FUND

System Two Advisors, L.P.
47 Maple Street, Suite 303A
Summit, NJ 07901

FINANCIAL ADMINISTRATION AND TRANSFER AND DIVIDEND AGENT

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60601

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN

Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

AMF ANN 0622

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. Audit fees totaled $78,500 and $78,500 in fiscal years 2022 and 2021 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)	Audit-Related Fees. There were no audit related fees billed in fiscal years 2022 and 2021.

(c)	Tax Fees. Fees for tax compliance and review services totaled $15,000 and $15,000 in fiscal years 2022 and 2021, respectively.

(d)	All Other Fees. There were no other fees in fiscal years 2022 and 2021.

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2022 0% 2021 0%

(f)	Not applicable

(g)	2022 $15,000 2021 $15,000

(h)        The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David Bunstine
David Bunstine
President

Date: September 6, 2022

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 6, 2022